UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  March 5, 2003
        (Date of Earliest Event Reported:  March 5, 2003)


                  EL PASO ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)

     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        4 Greenway Plaza
                      Houston, Texas 77046
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (832) 676-2600


Item 9.  Regulation FD Disclosure
         ------------------------
      The purpose of this filing is to clarify our response to a question posed to Robert G. Phillips, Chief Executive Officer of El Paso Energy Partners, L.P., at a conference in Boston yesterday afternoon. An attendee posed the following question:
"I've heard that in addition to the general partner interests in Northern Border Partners and Williams Energy Partners which are for sale, that the general partner interest in El Paso Energy
Partners is for sale as well."  Our response  to  this   question
confirmed that the general partner interest in our partnership was for sale. We would like to clarify this answer. In response to the active efforts underway to sell the general partner interests in Northern Border and Williams Energy Partners, many investors have become aware of the value of master limited
partnerships.  As further background,  El Paso  Energy   Partners
has publicly disclosed its efforts to further distinguish itself in the eyes of investors from the owner of our general partner,
El Paso Corporation.   These  two fact  patterns  have encouraged
various parties to express their interest in making an investment
whereby  all  or  a  portion of   the  general   partner   of our
partnership would be  sold  to  a  third  party.   We  have  been
entrusted by the owner of our general partner to meet with a limited number of such investors to gauge the level of their
interest and will report back  to  El   Paso Corporation  on  the
outcomes  of  these  meetings.    El   Paso Corporation,  as  the
owner   of  the  general  partner    interest,   has   the   sole
responsibility of determining the ultimate ownership status of the general partner interest. We acknowledge that we are meeting with parties interested in acquiring an equity stake in the general partner but cannot confirm that such interest will result in firm proposals or, if such firm proposals are received, that the owner of the general partner today will pursue such proposals.


    CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
    ---------------------------------------------------------

     This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The partnership has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this statement, including without limitation, any decision by El Paso Corporation to change its current relationship with the partnership. While the partnership makes these statements and projections in good faith, neither the partnership nor its management can guarantee that the anticipated future results will be achieved. Reference should be made to the partnership's (and its affiliates') Securities and Exchange Commission filings for additional important factors that may affect actual results.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO ENERGY PARTNERS, L.P.

                              By:  El Paso Energy Partners Company
                                   Its General Partner


                                   By: /s/ Kathy A. Welch
                                       -------------------
                                           Kathy A. Welch
                                   Vice President and Controller
                                  (Principal Accounting Officer)


Date:  March 5, 2003